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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): MAY 21, 1997
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                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                         0-23668                   04-2987600
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(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS                      01923
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (508) 777-4247
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ITEM 5.   OTHER EVENTS.
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     On May 21, 1997, the Registrant publicly disseminated a press release announcing that Mitsubishi Electric Corporation ("Mitsubishi Electric") reported that it is marketing a device fabricated on SIMOX-type silicon-on-insulator ("SOI") wafers, most of which wafers are the Registrant's products being supplied by Mitsubishi Materials Corporation ("Mitsubishi Materials"). Mitsubishi Materials is a strategic partner of the Registrant and has the exclusive rights to sell the Registrant's SIMOX-SOI wafers in Japan. Mitsubishi Electric indicated that it intends to begin taking orders for the new devices in July 1997 with sampling quantities becoming available in November 1997. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibit.

99.1       The Registrant's Press Release dated May 21, 1997.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            IBIS TECHNOLOGY CORPORATION
                                            ---------------------------
                                            (Registrant)



Date: May 23, 1997                          /s/ Timothy Burns
                                            ----------------------------
                                            Timothy Burns
                                            Chief Financial Officer




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                                  EXHIBIT INDEX
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Exhibit                                                             Sequential
Number                     Description                              Page Number
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99.1                       The Registrant's Press Release                5
                           dated May 21, 1997




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